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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports, dated July 28, 1999, incorporated by reference in this Form 10-K for the fiscal year ended June 30, 1999, into the Company's previously filed Registration Statement (File No. 333-38619).



                                                  /s/ Arthur Andersen LLP

Memphis, Tennessee,
September 27, 1999.